UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: May 22, 2006 (date of earliest event report)

CNB Corporation
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

                             000-24523                                                                                                                       57-0792402
                 (Commission File Number)                                                                                             (IRS Employer Identification No.)

           P.O. Box 320, Conway, South Carolina                                                                                                   29528
           (Address of principal executive offices)                                                                                                  (Zip Code)

(843) 248-5271
(Registrant's telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
              240.14d-2(b))

             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
              240.13e-4(c))

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     At a meeting held on May 22, 2006, the board of directors of CNB Corporation (the "Company"), the parent company of The Conway National Bank, suspended with pay Phil Hucks, President and Chief Executive Officer of the Company, and Paul R. Dusenbury, Executive Vice President, Treasurer, and Chief Financial Officer of the Company, pending review by a special committee of the board.  To fill these positions on an interim basis, the board appointed W. Jennings Duncan as Interim President and Chief Executive Officer of the Company and L. Ford Sanders, II as Interim Executive Vice President, Treasurer, and Chief Financial Officer of the Company.

     W. Jennings Duncan, 50, has been a director of the Company since 1984.  He also served as President of the Company from 1988 until his removal in June of 2005.  W. Jennings Duncan is the son of Willis J. Duncan, a director of the Company.

     L. Ford Sanders, II, 44, was appointed Assistant Treasurer and Chief Accounting Officer of the Company in March 2005.  Mr. Sanders has been employed by the Company's subsidiary for over 18 years and has served in the capacities of Assistant Cashier - Lending, Assistant Vice President - Lending, Assistant Vice President - Senior Auditor and Loan Review Officer, Vice President - Senior Auditor and Loan Review Officer, Vice President - Senior Auditor, Vice President - Chief Accounting Officer, and Senior Vice President - Chief Accounting Officer.

Item 7.01.   Regulation FD Disclosure

On May 23, 2006, the Company issued a press release announcing the election of directors at the annual meeting of shareholders and the suspensions and interim appointment of the executive officers described above.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 and Exhibit 99.1 of Item 9.01 is being furnished, not filed.  Accordingly, the information in this Item 7.01 and Exhibit 99.1 of Item 9.01 will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Item 9.01.     Financial Statements and Exhibits

     (d)     The following exhibit is filed as part of this report:

Exhibit Number	Description

99.1	Press Release dated May 23, 2006

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                             CNB CORPORATION

Dated: May 23, 2006                                                                                /s/L. Ford Sanders, II
                                                                                                                 L. Ford Sanders, II
                                                                                                                 Interim Executive Vice President and
                                                                                                                 Interim Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated May 23, 2006